Transamerica AllianceBernstein Dynamic Allocation VP
(formerly, Transamerica Convertible Securities VP)

Summary Prospectus

May 1, 2011

Class	Initial & Service
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2011, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2010, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.30%	0.30%
Total annual fund operating expenses	1.05%	1.30%

a Annual fund operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$107	$366	$645	$1,411
Service	$132	$412	$713	$1,568

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 149% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AllianceBernstein expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.

The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AllianceBernstein’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AllianceBernstein believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.

The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $1.46 billion to $368.7 billion as of December 31, 2010.

Under normal circumstances, the portfolio will adhere to the following guidelines:

• Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.

• Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.

• Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.

• Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.

• Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.

• Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.

Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. A default or downgrade will have a greater impact on subordinated securities.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

• Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

• Equity and Market – The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

 If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

 Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to two additional indexes which have characteristics relevant to the portfolio’s investment strategies. The table shows the average annual total returns for each class of shares of the portfolio. In the “10 Years or Since Inception” column of the table, portfolio returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of oldest share class, whichever is less. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

The Bank of America Merrill Lynch All U.S. Convertible Securities Index served as the benchmark for the portfolio prior to August 16, 2010, at which time it was replaced with the Barclays Capital U.S. Aggregate Bond Index, the Morgan Stanley Capital International World Index, and a blended Composite Benchmark of those indices. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index, 65%; and Morgan Stanley Capital International World Index, 35%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	9.29%	3.57%	5.68%
Service Class (commenced operations on May 1, 2003)	9.15%	3.38%	6.42%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.52%
Morgan Stanley Capital International World Index (reflects no deduction for fees, expenses or taxes)	12.34%	2.99%	5.79%
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	9.09%	5.25%	5.99%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses or taxes)	16.78%	5.71%	6.60%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc. AllianceBernstein L.P.

Portfolio Managers:

Daniel Loewy, Portfolio Manager since 2010

Seth Masters, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPST0511ABDYN